UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 1, 2021

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2021, The Chemours Company (the “Company”) entered into a separation agreement and release (the “Agreement”) with E. Bryan Snell, who served as the Company’s President – Titanium Technologies. Mr. Snell will retire from the Company on July 2, 2021, following the completion of a transition period. As previously disclosed, effective March 1, 2021, Edwin (Ed) Sparks becomes President – Titanium Technologies.

As a continuing employee, Mr. Snell will receive salary, a prorated annual incentive program (AIP) award, and long-term incentive program grants commensurate with his prior role as President – Titanium Technologies for the period through July 2, 2021. Mr. Snell will also receive an additional one-time grant of stock options with a grant date fair value of $290,000 in recognition of his leadership in the development and execution of the multi-year Ti-PureTM Value Stabilization strategy within the Titanium Technologies segment and for his effective transition of the segment President role to his successor. Upon his separation from the Company, Mr. Snell will receive benefits consistent with the Company’s severance plans and policies as disclosed in the Company’s Proxy Statement for its 2020 annual meeting of stockholders, dated March 13, 2020.

In addition, pursuant to the Agreement, Mr. Snell will be compensated up to $110,000 for consulting services through December 31, 2021. In connection with ongoing non-competition obligations, Mr. Snell will be entitled to cash payments totaling $600,000. Mr. Snell will also have ongoing confidentiality and non-solicitation obligations under the Agreement.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

10.1	Separation Agreement and Release between E. Bryan Snell and the Company.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Sameer Ralhan
Sameer Ralhan
Senior Vice President and Chief
Financial Officer

Date:	March 2, 2021